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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

BLUE CURRENT GLOBAL DIVIDEND FUND

INSTITUTIONAL CLASS (BCGDX)

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-514-3583 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-514-3583. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

BLUE CURRENT GLOBAL DIVIDEND FUND LETTER TO SHAREHOLDERS	August 31, 2020

Dear Shareholders.

PERFORMANCE SUMMARY

The Blue Current Global Dividend Fund (the “Fund”) returned 3.46% over the last twelve months ended August 31, 2020. The Fund’s benchmark, the MSCI World High Dividend Yield Index, returned 1.77% over the same period. The MSCI World High Dividend Yield Index most accurately reflects the Fund’s investment objective to invest in high-quality, dividend paying stocks globally. Since inception, the Fund has a cumulative return of 32.59%, which compares to a 25.16% return for the MSCI World High Dividend Yield Index. It is important to remind our investors that we are not managing the Fund to track or beat an index. We do not select securities to align with an index, or the underlying sector and country holdings, but rather we aim to construct a portfolio of high quality companies that are committed to dividend growth and offer an attractive yield.

	Total Returns for period ended August 31, 2020
Fund Name (Institutional Share Class)	QTD (Since 5/31/20)	YTD (Since 12/31/19)	Trailing 1 Year (Since 8/31/19)	Trailing 3 Year (Since 8/31/17)	Since Inception (9/18/14)
Blue Current Global Dividend Fund	11.70%	-4.21%	3.46%	12.41%	32.59%
MSCI World High Div Yield Index	6.52%	-8.11%	1.77%	11.04%	25.16%

Source: Bloomberg

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-514-3583.

The strategy finished the fiscal year on a strong note, returning 11.70% versus a 6.52% return for the benchmark during the recent quarter. Not surprising, the Fund’s investments in the technology sector were the largest contributors to the quarter, adding 4.25% to the overall return. Given the strategy’s mandate, which emphasizes quality business with sustainable and growing dividends, not many of the market’s bellwethers fall within our investment universe. Companies such as Alphabet, Netflix, Tesla, Facebook, and Amazon are not within our investment universe. We are fortunate to have owned Microsoft since the Fund’s inception and Taiwan Semiconductor for several years – both of which have been standout performers. We have always been opportunistic and complimented our technology exposure by adding Qualcomm and Accenture in March. Both were significant contributors to the quarter’s performance. At the end of the Fund’s fiscal year, technology represented just under 20% of the overall portfolio, a level consistent with the recent past. More importantly, the average 2021 Price to Earnings multiple of our technology sector investments is a respectable 21x and the average dividend yield is 2.5%. We expect the dividend yield of this sector to increase by double-digits annually for the foreseeable future.

The Fund’s strong performance in the recent quarter lifted the full year return to 3.46%, which compares favorably to a 1.77% return for the benchmark over the period. Over the recent one-year period, the technology, healthcare, and consumer discretionary sectors contributed 10.59%. These three sectors represented an average weight of 41% during the year. While the outlook for the consumer discretionary sector has recently strengthened as the global economy recovers from Covid-19, the technology and healthcare sectors have remained resilient throughout the pandemic. These two sectors represent the largest weights in the Fund. Not surprising given the impact of the pandemic, the financial and energy sectors struggled during the second half of our fiscal year as a declining interest rate environment and weakening energy demand softened valuations and earnings growth. These two sectors detracted 6.69% from the Fund’s annual return.

In recent months, we have identified a number of attractive opportunities within the consumer discretionary sector. New positions initiated during the prior six months include Home Depot, Essilor Luxottica, Coca-Cola, American Express, and Starbucks. We believe this combination of consumer facing brands is one of the strongest we have concurrently owned in the portfolio at any time in the recent past. In order to fund these investments, we have reduced the portfolio’s exposure to consumer staples, a sector that was one of our largest a year ago to just under 17% currently.

Looking below the sector level, the top three contributors to the Fund’s performance over the prior year include Microsoft, Taiwan Semiconductor, and Qualcomm, while the top three detractors include Oneok, Truist Financial, and Raytheon. We highlight that both Oneok and Truist Financial were sold prior to the end of the Fund’s fiscal year.

The events of this year raised the Fund’s turnover rate to levels that are uncharacteristic of its recent history. We were active in the portfolio in March and April with an intent to generate taxable losses in positions that we felt had a higher degree of uncertainty relative to other positions and to invest in companies that were being valued at unusually attractive levels due to the broad selloff. As a result, there are a number of new positions in the Fund as of August 31, but we feel the brand quality represented today is upgraded relative to the period prior to Covid-19.

BLUE CURRENT PHILOSOPHY & OBJECTIVES

It is important to remind the Fund’s shareholders of our philosophy and objectives. In the current environment, investors need to make every penny work for them. With yield in short supply and safe income streams providing little return, quality companies with growing and sustainable cash flow from across the globe might be less risky than you would otherwise think – and more fruitful. Over the long run, dividends matter, and dividend growth investors have outperformed.

The Fund utilizes its investment management team expertise in growing cash flow through what we believe is a niche universe of high quality, dividend-paying companies with sustainable business models and dividend policies. The primary objectives are to pay a stable and increasing dividend each quarter and deliver attractive long term capital appreciation to investors.

The Blue Current investment team concentrates on a select portfolio of 25-50 companies across developed markets that meet our stringent qualities. We focus on companies that we believe have a strong history of rewarding shareholders and have the financial ability to continue to increase the dividend over time. We also focus on the future earnings potential of each company and strive to purchase those businesses when they are trading at a discount to their true value.

OUTLOOK SUMMARY

As of the end of our fiscal year, forward return expectations for equities and fixed income are sobering, hovering in the low-to-middle single-digit range. The reduced expectations are heavily influenced by the anemic level of interest rates and the current forward valuation of global equities which is above the historical normal range in most major regions. As a result, investors will be looking for pockets within the capital markets that offer a better combination of risk and return than the broad indices.

We remind investors that absent the technology and communication sectors, many of the remaining sectors of the equity market continue to trade at attractive valuations – providing the opportunity for investors to rotate away from stocks currently priced at all-time highs. When compared to the forward 12-month valuation level of the S&P 500 Index, more than 90% of our portfolio trades at a discount and offers a dividend yield materially higher than the index. The dividend yield is also substantially higher than what investors will find available in investment grade fixed income. The ability to extract the potential return embedded in the Fund is largely dependent on whether we see continued economic progress through the end of 2021. Investor confidence in a vaccine solution must be high in order for businesses to continue to reopen and invest for future growth, improving employment and spending. Under this assumption, we believe dividend-payers (and dividend growth stocks) have the ability to deliver attractive returns exceeding what may be available in the broader markets.

Sincerely,

Henry “Harry” M. T. Jones Co-Portfolio Manager	Dennis Sabo, CFA Co-Portfolio Manager

Disclosure and Risk Summary

The Letter to Shareholders seeks to describe some of the current opinions and views of the financial markets of Edge Capital Group, LLC (the “Adviser”). Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held in the Fund as of August 31, 2020, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

The opinions expressed herein are those of the Adviser, and the report is not meant as legal, tax, or financial advice. You should consult your own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of investing. The external data presented in this report have been obtained from independent sources (as noted) and are believed to be accurate, but no independent verification has been made and accuracy is not guaranteed. The information contained in this report is not intended to address the needs of any particular investor.

The information contained in this document does not constitute an offer to sell any securities nor a solicitation to purchase any securities. Index returns reflect the reinvestment of dividends. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.bluecurrentfunds.com or call 1-800-514-3583 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Blue Current Global Dividend Fund is distributed by Ultimus Fund Distributors, LLC.

PAST PERFORMANCE CANNOT BE CONSTRUED AS AN INDICATOR OF FUTURE RESULTS BECAUSE OF, AMONG OTHER THINGS, POSSIBLE DIFFERENCES IN MARKET CONDITIONS, INVESTMENT STRATEGY, AND REGULATORY CLIMATE. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-514-3583. THE FUND INVESTS PRIMARILY IN DIVIDEND PAYING COMPANIES AND IT IS POSSIBLE THESE COMPANIES MAY ELIMINATE OR REDUCE THEIR DIVIDEND PAYMENTS. INDEX INFORMATION (I) IS INCLUDED MERELY TO SHOW THE GENERAL TREND IN THE EQUITY MARKETS FOR THE PERIOD INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND’S PORTFOLIO WILL BE SIMILAR TO THE INDICES EITHER IN COMPOSITION OR RISK AND (II) HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE ACCURATE.

BLUE CURRENT GLOBAL DIVIDEND FUND
PERFORMANCE INFORMATION
August 31, 2020 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Blue Current Global Dividend Fund -
Institutional Class vs. the MSCI World Index
and the MSCI World High Dividend Yield Index

Average Annual Total Returns (for the periods ended August 31, 2020)
	1 Year	3 Years	5 Years	Since Inception(b)
Blue Current Global Dividend Fund - Institutional Class(a)	3.46%	3.98%	6.82%	4.85%
MSCI World Index	16.79%	9.82%	10.42%	7.97%
MSCI World High Dividend Yield Index	1.77%	3.55%	6.61%	3.84%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 18, 2014.

BLUE CURRENT GLOBAL DIVIDEND FUND
PORTFOLIO INFORMATION
August 31, 2020 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	4.3%
JPMorgan Chase & Company	4.2%
QUALCOMM, Inc.	3.4%
Johnson & Johnson	3.4%
Medtronic plc	3.2%
American Express Company	3.2%
Allianz SE	3.0%
Deutsche Post AG	2.9%
Sanofi - ADR	2.9%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	2.8%

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS August 31, 2020
COMMON STOCKS — 98.4%	Shares	Value
Communications — 2.1%
Entertainment Content — 2.1%
Vivendi S.A. (a)	30,440	$866,387

Consumer Discretionary — 6.9%
Apparel & Textile Products — 2.8%
LVMH Moet Hennessy Louis Vuitton SE (a)	2,493	1,170,458

Leisure Facilities & Services — 1.6%
Starbucks Corporation	8,090	683,362

Retail - Discretionary — 2.5%
Home Depot, Inc. (The)	3,640	1,037,546

Consumer Staples — 16.7%
Beverages — 7.9%
Anheuser-Busch InBev S.A./N.V. - ADR	19,606	1,140,089
Coca-Cola Company (The)	23,525	1,165,193
Danone S.A. (a)	15,400	1,012,382
		3,317,664
Food — 4.4%
Diageo plc - ADR	7,671	1,030,983
Nestlé S.A. - ADR	6,860	825,978
		1,856,961
Household Products — 4.4%
Reckitt Benckiser Group plc (a)	8,610	864,047
Unilever plc - ADR	16,500	983,070
		1,847,117
Energy — 4.7%
Oil & Gas Producers — 4.7%
Chevron Corporation	10,600	889,658
Kinder Morgan, Inc.	79,240	1,095,097
		1,984,755
Financials — 14.2%
Banking — 4.2%
JPMorgan Chase & Company	17,508	1,754,127

Institutional Financial Services — 2.2%
Morgan Stanley	17,950	938,067

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.4% (Continued)	Shares	Value
Financials — 14.2% (Continued)
Insurance — 4.6%
Allianz SE (a)	5,849	$1,268,824
Prudential plc - ADR	21,180	683,267
		1,952,091
Specialty Finance — 3.2%
American Express Company	13,060	1,326,765

Health Care — 21.8%
Biotech & Pharma — 12.1%
Amgen, Inc.	2,715	687,764
Johnson & Johnson	9,222	1,414,747
Novartis AG - ADR	10,070	866,624
Novo Nordisk A/S - ADR	13,500	891,540
Sanofi - ADR	23,980	1,212,908
		5,073,583
Medical Equipment & Devices — 9.7%
Abbott Laboratories	9,240	1,011,503
EssilorLuxottica S.A. (a)(b)	6,120	819,036
Koninklijke Philips N.V.	18,969	900,838
Medtronic plc	12,550	1,348,749
		4,080,126
Industrials — 6.5%
Aerospace & Defense — 1.9%
Raytheon Technologies Corporation	13,300	811,300

Electrical Equipment — 1.7%
Carrier Global Corporation	23,450	699,982

Transportation & Logistics — 2.9%
Deutsche Post AG (a)	26,850	1,223,610

Materials — 3.5%
Chemicals — 3.5%
Air Liquide S.A. (a)	5,487	909,639
Dow, Inc.	12,715	573,701
		1,483,340
Real Estate — 2.0%
REITS — 2.0%
Crown Castle International Corporation	5,165	843,186

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.4% (Continued)	Shares	Value
Technology — 20.0%
Semiconductors — 8.7%
Broadcom, Inc.	2,945	$1,022,357
QUALCOMM, Inc.	11,959	1,424,317
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	15,070	1,194,297
		3,640,971
Software — 4.3%
Microsoft Corporation	8,000	1,804,240

Technology Hardware — 2.3%
Cisco Systems, Inc.	23,438	989,552

Technology Services — 4.7%
Accenture plc - Class A	4,890	1,173,258
International Business Machines Corporation	6,600	813,846
		1,987,104

Total Common Stocks (Cost $32,506,245)		$41,372,294

MONEY MARKET FUNDS — 1.2%	Shares	Value
First American Government Obligations Fund - Class Z, 0.05% (c) (Cost $512,064)	512,064	$512,064

Investments at Value — 99.6% (Cost $33,018,309)		$41,884,358

Other Assets in Excess of Liabilities — 0.4%		155,069

Net Assets — 100.0%		$42,039,427

ADR – American Depositary Receipt.
(a)	Level 2 security (Note 2).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of August 31, 2020.
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND SUMMARY OF COMMON STOCKS BY COUNTRY August 31, 2020
Country	Value	% of Net Assets
United States	$20,986,310	49.9%
France	5,990,810	14.3%
United Kingdom	3,561,367	8.5%
Ireland	2,522,007	6.0%
Germany	2,492,434	5.9%
Switzerland	1,692,602	4.0%
Taiwan Province of China	1,194,297	2.8%
Belgium	1,140,089	2.7%
Netherlands	900,838	2.2%
Denmark	891,540	2.1%
	$41,372,294	98.4%

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2020
ASSETS
Investments in securities:
At cost	$33,018,309
At value (Note 2)	$41,884,358
Receivable for capital shares sold	74,300
Dividends receivable	111,522
Tax reclaims receivable	4,190
Other assets	10,473
Total assets	42,084,843

LIABILITIES
Payable for capital shares redeemed	15,000
Payable to Adviser (Note 4)	13,537
Payable to administrator (Note 4)	8,041
Other accrued expenses	8,838
Total liabilities	45,416

NET ASSETS	$42,039,427

NET ASSETS CONSIST OF:
Paid-in capital	$36,495,379
Accumulated earnings	5,544,048
NET ASSETS	$42,039,427

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$42,039,427
Shares of Institutional Shares outstanding (no par value, unlimited number of shares authorized)	3,580,900
Net asset value, offering and redemption price per share (a) (Note 2)	$11.74

(a)	Redemption fee of 2.00% may apply to redemptions of shares held for 7 days or less.
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2020
INVESTMENT INCOME
Dividends	$1,663,738
Foreign withholding taxes on dividends	(68,189)
Total investment income	1,595,549

EXPENSES
Investment advisory fees (Note 4)	540,156
Administration fees (Note 4)	54,063
Fund accounting fees (Note 4)	41,018
Legal fees	26,642
Audit and tax services fees	19,500
Registration and filing fees	18,838
Trustees’ fees and expenses (Note 4)	18,535
Custodian and bank service fees	17,941
Transfer agent fees (Note 4)	17,775
Compliance fees (Note 4)	11,850
Printing of shareholder reports	7,035
Postage and supplies	5,435
Insurance expense	4,451
Pricing fees	3,417
Other expenses	18,234
Total expenses	804,890
Fee reductions by the Adviser (Note 4)	(264,734)
Net expenses	540,156

NET INVESTMENT INCOME	1,055,393

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized losses from:
Investments	(3,128,154)
Foreign currency transactions (Note 2)	(41,248)
Net change in unrealized appreciation (depreciation) on:
Investments	237,237
Foreign currency translation (Note 2)	226
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(2,931,939)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,876,546)

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2020	Year Ended August 31, 2019
FROM OPERATIONS
Net investment income	$1,055,393	$1,155,440
Net realized gains (losses) from:
Investments	(3,128,154)	(23,987)
Forward foreign currency contracts	—	160,657
Foreign currency transactions	(41,248)	(36,039)
Net change in unrealized appreciation (depreciation) on:
Investments	237,237	294,125
Forward foreign currency contracts	—	(39,148)
Foreign currency translation	226	(62)
Net increase (decrease) in net assets from operations	(1,876,546)	1,510,986

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2)
Institutional Shares	(1,337,208)	(964,319)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	6,191,262	7,470,319
Net asset value of shares issued in reinvestment of distributions	988,219	732,226
Proceeds from redemption fees collected (Note 2)	2,496	2,135
Payments for shares redeemed	(24,230,868)	(11,992,437)
Net decrease in Institutional Shares net assets from capital share transactions	(17,048,891)	(3,787,757)

TOTAL DECREASE IN NET ASSETS	(20,262,645)	(3,241,090)

NET ASSETS
Beginning of year	62,302,072	65,543,162
End of year	$42,039,427	$62,302,072

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	552,621	671,265
Shares reinvested	85,252	65,072
Shares redeemed	(2,417,199)	(1,092,626)
Net decrease in shares outstanding	(1,779,326)	(356,289)
Shares outstanding, beginning of year	5,360,226	5,716,515
Shares outstanding, end of year	3,580,900	5,360,226

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016
Net asset value at beginning of year	$11.62	$11.47	$11.20	$10.06	$9.42

Income from investment operations:
Net investment income	0.24	0.22	0.23	0.24	0.22
Net realized and unrealized gains on investments and foreign currencies	0.16 (a)	0.11	0.39	1.11	0.61
Total from investment operations	0.40	0.33	0.62	1.35	0.83

Less distributions:
From net investment income	(0.20)	(0.18)	(0.14)	(0.21)	(0.19)
From net realized gains	(0.08)	—	(0.21)	—	—
Total distributions	(0.28)	(0.18)	(0.35)	(0.21)	(0.19)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00 (b)	—	—

Net asset value at end of year	$11.74	$11.62	$11.47	$11.20	$10.06

Total return (c)	3.46%	2.91%	5.58%	13.57%	8.92%

Net assets at end of year (000’s)	$42,039	$62,302	$65,543	$59,848	$39,632

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.48%	1.43%	1.39%	1.45%	1.55%
Ratio of net expenses to average net assets (d)	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets (d)	1.94%	1.87%	2.06%	2.47%	2.37%
Portfolio turnover rate	66%	46%	50%	61%	58%

(a)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees (Note 4).

(d)	Ratio was determined after advisory fee reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2020

1. Organization

Blue Current Global Dividend Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek current income and capital appreciation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $100,000 initial investment requirement). As of August 31, 2020, the Investor Class shares (to be sold without any sales loads, but subject to a distribution fee of up to 0.25% of Investor Class’ average daily net assets and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities including common stocks at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than exchange-traded funds, if any, but including money market funds, are valued at their net asset value as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of August 31, 2020:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$33,237,911	$8,134,383	$—	$41,372,294
Money Market Funds	512,064	—	—	512,064
Total	$33,749,975	$8,134,383	$—	$41,884,358

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2020.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Forward foreign currency contracts – The Fund, at times, uses forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked-to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

contracts, if any, will be included on the Fund’s Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund did not hold any forward foreign currency contracts during the year ended August 31, 2020.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class, except that shareholders of the Fund are subject to a redemption fee equal to 2.00% of the value of Fund shares redeemed within 7 days of purchase, excluding involuntary redemptions of accounts that fall below the minimum investment amount or the redemption of Fund shares representing reinvested dividends, capital gain distributions, or capital appreciation. During the years ended August 31, 2020 and 2019, proceeds from redemption fees, recorded in capital, totaled $2,496 and $2,135, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. The Fund may also invest in master limited partnerships (“MLPs”) whose distributions generally are comprised of ordinary income, capital gains and return of capital from the MLP. For financial statement purposes, the Fund records all income received as ordinary income. This amount may be subsequently revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Distributions to shareholders arising from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended August 31, 2020 and 2019 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
August 31, 2020	$1,032,183	$305,025	$1,337,208
August 31, 2019	$964,319	$—	$964,319

On September 30, 2020, the Fund paid an ordinary income dividend of $0.0479 per share to shareholders of record on September 29, 2020.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2020:

Tax cost of portfolio investments	$33,265,924
Gross unrealized appreciation	$9,746,959
Gross unrealized depreciation	(1,128,525)
Net unrealized appreciation on investments	8,618,434
Net unrealized appreciation on foreign currency translation	164
Undistributed ordinary income	153,413
Accumulated capital and other losses	(3,227,963)
Accumulated earnings	$5,544,048

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and the tax treatment of the cost of securities received as in-kind subscriptions at the inception of the Fund.

Specified capital losses incurred after October 31, 2019 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended August 31, 2020, the Fund elects to defer until September 1, 2020 post-October capital losses of $3,227,963.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended August 31, 2020, the Fund did not incur any interest or penalties.

3. Investment Transactions

During the year ended August 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $34,579,244 and $49,406,655, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edge Capital Group, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser had agreed, until April 30, 2021, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.24% of the average daily net assets of the Investor Class shares and 0.99% of the average daily net assets of the Institutional Class shares. Accordingly, under the ELA, the Adviser reduced its investment advisory fees in the amount of $264,734 during the year ended August 31, 2020.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2020, the Adviser may seek recoupment of investment advisory fee reductions in the amount of $791,585 no later than the dates stated below:

August 31, 2021	$257,004
August 31, 2022	269,847
August 31, 2023	264,734
Total	$791,585

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

5. Foreign Investment Risk

Compared with investing in the U.S., investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls, and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains or increase losses from investments denominated in foreign currencies. Foreign governments may expropriate assets, impose capital or currency controls,

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. The value of foreign securities may be affected by incomplete, less frequent, or inaccurate financial information about their issuers, social upheavals, or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage by market analysts than U.S. companies and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on September 30, 2020, as discussed in Note 2.

BLUE CURRENT GLOBAL DIVIDEND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Blue Current Global Dividend Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2020

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2020) and held until the end of the period (August 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 7 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$ 1,000.00	$ 1,090.90	0.99%	$5.20
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$5.03

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

BLUE CURRENT GLOBAL DIVIDEND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year an exhibit to Form N-PORT. These filings are available upon request by calling 1-800-514-3583. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2020, the Fund designated $305,025 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended August 31, 2020, 73.39% of ordinary income dividends qualified for the corporate dividends received deduction.

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	Interested Trustee of Capitol Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	17	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	17	None

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	17	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017).	17	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017),Cambridge Associates, LLC	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President (2016 to present) and Trustee (2020 to present), Unified Series Trust; President, Centaur Mutual Funds Trust (2018 to Present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer of United States Navy (1989 to 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); VP and General Counsel of The Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions LLC

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

AVP, Compliance Officer of Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer and CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-514-3583.

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement with Edge Capital Group, LLC (the “Adviser”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on April 20-21, 2020, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the continuation of the Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 24 months and its numerous discussions with Trust Management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its recent investment advisory services to the Fund; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser’s memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund were satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had outperformed relative to the average and median of its custom peer group for the one-year, three-year, and five-year periods and underperformed the average and median for the since inception period. The Board also noted that the Fund had outperformed relative to the average of its Morningstar category (World Large Stock Funds Under $100 Million, True No-Load) for the one-year period and underperformed the average and median for the three-year, five-year, and since-inception periods and the median of the one-year period. The Board indicated that the Adviser had satisfactorily explained its performance results for the Fund. Following additional discussion of the investment performance of the Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program, policies and procedures; its financial condition and the level of commitment to the Fund and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the expense limitation agreement, and considered the Adviser’s past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the expense limitation agreement for the Fund until at least April 30, 2021.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the styles of investment management, the size of the Fund relative to the comparable funds, and the nature of the investment strategies. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the expense limitation agreement. The Board noted that the 0.99% advisory fee for the Fund was above the average and median for the other funds in each of the Fund’s custom peer group and Morningstar category (World Large Stock Funds Under $100 Million, True No-Load), but was less than the highest advisory fee referenced for the other funds in the Morningstar category. The Board further noted that the overall expense ratio for the Fund of 0.99% was higher than the average and median expense ratio for the Fund’s custom peer group, higher than the median for the other funds in the Fund’s Morningstar category (Long/Short Funds Under $100 Million, True No-Load) and equal to the average for the other funds in the Fund’s Morningstar category. The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to the Adviser by the Fund is fair and reasonable.

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the expense limitation agreement. The Board determined that while the advisory fee rate remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the expense limitation agreement and will continue to experience benefits from the expense limitation agreement. Following further discussion of the Fund’s asset level, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the Adviser’s process for allocating trades among the Fund and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by the Adviser and Trust Management, and taking into account the totality of all factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-855-691-5288 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-855-691-5288. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
LETTER TO SHAREHOLDERS	September 2020

During the fiscal year ending August 31st, 2020, the Marshfield Concentrated Opportunity Fund returned 15.47%, compared to the 21.94% return for the S&P 500 Index.

Since the Fund’s inception in late 2015, we have used these letters to reiterate our agnosticism about the macroeconomic and political environment. We refrain from predicting economic events and trends, but we do pay attention to current domestic and global developments because that allows us to understand something about how our companies perform in different environments, both in terms of their operating results and in terms of management’s approach to changes in such things as end market demand. To say the least, the pandemic and its economic effects have put this to the test. And to the extent we can tell, knowing of course that this is far from over, our approach has worked reasonably well. We would of course prefer that our performance was better but our companies, even those in the “eye of the storm,” have proven to be as resilient as we would have wished.

In the absence of good, actionable information about significant trends in parts of the economy and in specific industries, we always believe it is in the interest of the Fund and its shareholders to make our decisions on a bottom-up basis. Irrespective of the external climate, we ask ourselves if a stock is cheap enough to buy, if the stock has a sufficient moat around its business which cannot be exploited by competitors, and if the company’s corporate culture is appropriate to its business. As managers, we feel comfortable making a judgment about those aspects of a business, making sure our investments can withstand shocks and not only survive, but thrive in any type of external environment. We do expect, as a matter of course, that there will be shocks, a few possibly foreseeable, but most of which will be surprising to us as well as to most if not all other investors. Again, this year has provided us with a perfect example of such shocks.

The US economy in the year ending August 31st, 2020, was initially characterized by a moderate strengthening, followed as we all know by a significant downturn as the pandemic took effect.

The Fund’s performance, for the most part, was held back by our names that found themselves in the aforementioned “eye of the storm”, specifically companies such as Arch Capital (due to its exposure to business interruption and mortgage losses), Strategic Education (due to declining enrollment as students and potential students became more cautious about paying for tuition in a very uncertain economic environment), and to a lesser extent by our retailers. Our large and growing cash position also hurt performance. We remain comfortable with those companies and very comfortable with our cash position which, as you know, reflects merely our inability to find good companies to buy at acceptable prices and not any particular view of the future of the market or the economy (other than our usual mild skepticism).

1

On the topic of companies that materially added to performance, Chipotle deserves special mention. Not only did the company perform well under adverse circumstances, shifting rapidly to a delivery/pick-up centric model, but we were also able to benefit from the extreme (and in our opinion unwarranted) volatility in the stock price. Notwithstanding the fact that our sell prices are, in general, twice or more than our buy prices, we were able to add to our position in Chipotle in March and then sell down the position in August. Other companies that helped our performance during the past year were two industrials, Cummins and Deere, both of whose businesses have held up well during the economic downturn, and Moody’s, which has benefitted from the Fed’s interest rate policy and the resulting wave of bond issuance.

Our historical track record is one of limited turnover, and that was true again this year, notwithstanding the volatility in the market. For the year ending August 31st, 2020, it was 14.12% (higher than usual for us but we believe lower than most of our competition). From a trading point of view, you can think of the last twelve months as having three phases: 1) during the first six months, we did nothing but cut back one position; 2) during the next month and a half, starting March 1st, we sold nothing but bought one new stock and added to eight positions; and 3) during the remaining four and a half months, we cut back three positions. Specifically, during the year, we reduced the sizes of our positions in, as mentioned above, Chipotle, and also Fastenal and Moody’s, all solely due to price appreciation. During March and early April, and during that time only, we bought stock in one new company, TJX, and added to our positions in the following companies: Arch Capital, AutoZone, Chipotle, Cummins, Deere, Goldman, Ross Stores and Visa. We have been following TJX for a long time and were glad to have the opportunity to own it. We are proud of the fact that when we were buying the stock this time, all of their stores were closed due to the pandemic.

If you have been with us for a while, you know that our approach in any environment is to stick to our discipline. You can see evidence of that in both our willingness to buy during the “worst” part of the market downturn earlier this year, and in our current relatively large cash position. For us sticking to our discipline means: 1) understanding what’s real and what’s fantasy; 2) acting with equanimity to exploit the misjudgments of the crowd; and 3) being patient and not pulling the trigger before our buy or sell price has been reached. These things won’t change. Process and discipline are why we believe investors choose to invest in the Fund, and we take our mandate to preserve capital and generate risk-adjusted returns very seriously.

We thank you for the opportunity to invest your money and for your confidence in our process and discipline.

Sincerely,

Elise J. Hoffmann Portfolio Manager	Christopher M. Niemczewski Portfolio Manager

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-855-691-5288.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.MarshfieldFunds.com or call 1-855-691-5288 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2020, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Marshfield Concentrated Opportunity Fund versus
the S&P 500® Index

Average Annual Total Returns (for the periods ended August 31, 2020)
	1 Year	3 Years	Since Inception(b)
Marshfield Concentrated Opportunity Fund(a)	15.47%	19.03%	17.61%
S&P 500® Index(c)	21.94%	14.52%	14.08%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	The Fund commenced operations on December 29, 2015.
(c)

The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

4

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PORTFOLIO INFORMATION
August 31, 2020 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Moody’s Corporation	7.3%
AutoZone, Inc.	6.3%
Arch Capital Group Ltd.	6.2%
Cummins, Inc.	6.2%
Mastercard, Inc. - Class A	6.1%
Deere & Company	5.8%
Visa, Inc. - Class A	5.3%
Goldman Sachs Group, Inc. (The)	4.7%
Ross Stores, Inc.	4.3%
O’Reilly Automotive, Inc.	4.2%

5

MARSHFIELD CONCENTRATED OPPORTUNITY FUND SCHEDULE OF INVESTMENTS August 31, 2020
COMMON STOCKS — 74.3%	Shares	Value
Consumer Discretionary — 22.5%
Consumer Services — 1.3%
Strategic Education, Inc.	25,497	$2,615,227

Home Construction — 2.4%
NVR, Inc. (a)	1,144	4,768,581

Leisure Facilities & Services — 3.2%
Chipotle Mexican Grill, Inc. (a)	5,020	6,577,606

Retail - Discretionary — 15.6%
AutoZone, Inc. (a)	10,700	12,800,517
O’Reilly Automotive, Inc. (a)	18,350	8,544,310
Ross Stores, Inc.	94,945	8,647,591
TJX Companies, Inc. (The)	29,804	1,632,961
		31,625,379
Financials — 10.9%
Institutional Financial Services — 4.7%
Goldman Sachs Group, Inc. (The)	46,124	9,449,424

Insurance — 6.2%
Arch Capital Group Ltd. (a)	401,464	12,662,174

Health Care — 0.6%
Medical Equipment & Devices — 0.6%
Waters Corporation (a)	5,223	1,129,526

Industrials — 21.7%
Industrial Support Services — 3.1%
Fastenal Company	127,258	6,217,826

Machinery — 5.8%
Deere & Company	56,186	11,802,431

Transportation & Logistics — 6.6%
Expeditors International of Washington, Inc.	94,556	8,357,805
Union Pacific Corporation	25,727	4,950,904
		13,308,709

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 74.3% (Continued)	Shares	Value
Industrials — 21.7% (Continued)
Transportation Equipment — 6.2%
Cummins, Inc.	60,312	$12,499,662

Technology — 18.6%
Technology Services — 18.6%
Mastercard, Inc. - Class A	34,444	12,337,496
Moody’s Corporation	49,462	14,573,484
Visa, Inc. - Class A	50,525	10,710,795
		37,621,775

Total Common Stocks (Cost $120,911,140)		$150,278,320

MONEY MARKET FUNDS — 25.7%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 0.003% (b)	25,633,864	$25,633,864
Vanguard Treasury Money Market Fund, 0.08% (b)	26,367,879	26,367,879
Total Money Market Funds (Cost $52,001,743)		$52,001,743

Investments at Value — 100.0% (Cost $172,912,883)		$202,280,063

Other Assets in Excess of Liabilities — 0.0% (c)		101,281

Net Assets — 100.0%		$202,381,344

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of August 31, 2020.
(c)	Percentage rounds to less than 0.01%.
See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2020
ASSETS
Investments in securities:
At cost	$172,912,883
At value (Note 2)	$202,280,063
Receivable for capital shares sold	123,785
Receivable for investment securities sold	89,491
Dividends receivable	205,949
Other assets	25,333
Total assets	202,724,621

LIABILITIES
Payable for capital shares redeemed	75,249
Payable for investment securities purchased	77,781
Payable to Adviser (Note 4)	145,022
Payable to administrator (Note 4)	22,830
Other accrued expenses	22,395
Total liabilities	343,277

NET ASSETS	$202,381,344

NET ASSETS CONSIST OF:
Paid-in capital	$167,290,294
Accumulated earnings	35,091,050
NET ASSETS	$202,381,344

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,068,488

Net asset value, offering price and redemption price per share (Note 2)	$20.10

See accompanying notes to financial statements.

8

MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2020
INVESTMENT INCOME
Dividend income	$1,448,441

EXPENSES
Investment advisory fees (Note 4)	1,378,431
Administration fees (Note 4)	134,237
Registration and filing fees	55,559
Fund accounting fees (Note 4)	44,561
Transfer agent fees (Note 4)	24,612
Legal fees	22,442
Custody and bank service fees	20,235
Trustees’ fees and expenses (Note 4)	18,535
Audit and tax services fees	18,000
Compliance fees (Note 4)	16,552
Printing of shareholder reports	13,728
Postage and supplies	10,710
Insurance expense	4,771
Other expenses	19,153
Total expenses	1,781,526
Less fee reductions by the Adviser (Note 4)	(185,447)
Net expenses	1,596,079

NET INVESTMENT LOSS	(147,638)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	5,889,111
Net change in unrealized appreciation (depreciation) on investments	18,359,707
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	24,248,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,101,180

See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2020	Year Ended August 31, 2019
FROM OPERATIONS
Net investment income (loss)	$(147,638)	$101,525
Net realized gains from investment transactions	5,889,111	1,853,312
Net change in unrealized appreciation (depreciation) on investments	18,359,707	6,023,110
Net increase in net assets resulting from operations	24,101,180	7,977,947

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,819,672)	(475,838)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	113,298,747	61,969,831
Net asset value of shares issued in reinvestment of distributions to shareholders	1,779,367	457,005
Proceeds from redemption fees collected (Note 2)	59,200	10,979
Payments for shares redeemed	(23,626,711)	(4,248,932)
Net increase in net assets from capital share transactions	91,510,603	58,188,883

TOTAL INCREASE IN NET ASSETS	113,792,111	65,690,992

NET ASSETS
Beginning of year	88,589,233	22,898,241
End of year	$202,381,344	$88,589,233

CAPITAL SHARES ACTIVITY
Shares sold	6,308,187	3,760,098
Shares reinvested	95,716	33,852
Shares redeemed	(1,355,987)	(263,211)
Net increase in shares outstanding	5,047,916	3,530,739
Shares outstanding at beginning of year	5,020,572	1,489,833
Shares outstanding at end of year	10,068,488	5,020,572

See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2020	Year Ended August 31, 2019		Year Ended August 31, 2018		Year Ended August 31, 2017	Period Ended August 31, 2016 (a)
Net asset value at beginning of period	$17.65	$15.37		$12.58		$10.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.02		(0.00	)(b)	0.00 (b)	0.02
Net realized and unrealized gains on investments	2.72	2.53		3.08		2.04	0.59
Total from investment operations	2.70	2.55		3.08		2.04	0.61

Less distributions:
From net investment income	(0.02)	(0.00	)(b)	(0.01)		(0.02)	—
From net realized gains	(0.24)	(0.27)		(0.28)		(0.05)	—
Total distributions	(0.26)	(0.27)		(0.29)		(0.07)	—

Proceeds from redemption fees collected (Note 2)	0.01	0.00	(b)	0.00	(b)	—	—

Net asset value at end of period	$20.10	$17.65		$15.37		$12.58	$10.61

Total return (c)	15.47%	17.12%		24.70%		19.27%	6.10	%(d)

Net assets at end of period (000’s)	$202,381	$88,589		$22,898		$12,834	$5,891

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.23%	1.48%		2.09%		2.87%	3.80	%(e)

Ratio of net expenses to average net assets (f)	1.10%	1.10%		1.10%		1.10%	1.22	%(e)

Ratio of net investment income (loss) to average net assets (f)	(0.10%)	0.22%		(0.01%)		0.08%	0.42	%(e)

Portfolio turnover rate	14%	14%		10%		11%	18	%(d)

(a)	Represents the period from the commencement of operations (December 29, 2015) through August 31, 2016.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2020

1. Organization

Marshfield Concentrated Opportunity Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek the dual goals of capital preservation and the long-term growth of principal, while targeting a pattern of performance at variance with that of the market.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities, including common stocks, on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other registered open-end investment companies that are not listed on an exchange, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets,

12

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the Fund’s investments as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$150,278,320	$—	$—	$150,278,320
Money Market Funds	52,001,743	—	—	52,001,743
Total	$202,280,063	$—	$—	$202,280,063

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2020.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the years ended August 31, 2020 and 2019, proceeds from the redemption fees, recorded in capital, totaled $59,200 and $10,979, respectively.

13

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid to shareholders during the years ended August 31, 2020 and 2019 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
8/31/2020	$296,128	$1,523,544	$1,819,672
8/31/2019	$24,384	$451,454	$475,838

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended August 31, 2020, the Fund did not incur any interest or penalties.

14

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2020:

Tax cost of portfolio investments	$172,917,058
Gross unrealized appreciation	$32,902,999
Gross unrealized depreciation	(3,539,994)
Net unrealized appreciation	29,363,005
Undistributed ordinary income	28,230
Undistributed long-term capital gains	5,699,815
Accumulated earnings	$35,091,050

The values of the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments may be temporarily different (“book/tax differences”). These book/tax differences are due to the timing of the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $74,244,100 and $15,396,862, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Marshfield Associates, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

15

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until January 1, 2021, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), to an amount not exceeding 1.10% of the Fund’s average daily net assets. Accordingly, during the year ended August 31, 2020, the Adviser reduced its investment advisory fees by $185,447.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2020, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $525,469 no later than the dates as stated below:

August 31, 2021	$163,778
August 31, 2022	176,244
August 31, 2023	185,447
Total	$525,469

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer

16

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of August 31, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
RBC Capital Markets, LLC (for the benefit of its customers)	59%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Investments in Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may at times invest a significant portion of its assets in shares of a money market fund. As of August 31, 2020, the Fund had 25.7% of the value of its net assets invested in shares of money market funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”). An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund incurs additional indirect expenses due to acquired fund fees and expenses to the extent it invests in shares of money market funds. The financial statements for the money market funds held can be found at www.sec.gov.

17

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

18

MARSHFIELD CONCENTRATED OPPORTUNITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marshfield Concentrated Opportunity Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marshfield Concentrated Opportunity Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2020

19

MARSHFIELD CONCENTRATED OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2020) and held until the end of the period (August 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

20

MARSHFIELD CONCENTRATED OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Net Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$1,000.00	$1,142.70	1.10%	$5.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.61	1.10%	$5.58

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-855-691-5288. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2020, the Fund designated $1,523,544 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year ended August 31, 2020, 100% of ordinary income dividends qualifies for the corporate dividends received deduction.

21

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	Interested Trustee of Capitol Series Trust (14 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	17	None

22

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	17	None
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present)	17	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	17	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

23

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present) and Trustee (2020 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC

24

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer and CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-855-691-5288.

25

MEEHAN FOCUS FUND

ANNUAL REPORT

August 31, 2020

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the Fund’s prospectus for a description of risk factors associated with investments in the Fund.

Meehan Focus Fund A Series of Ultimus Managers Trust 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 (800) 933-8413

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-884-5968 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-884-5968. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

MEEHAN FOCUS FUND LETTER TO SHAREHOLDERS	October 8, 2020

Dear Fellow Shareholders1:

The total return for the Meehan Focus Fund (“the Fund”) for its fiscal period (ten months) ended August 31, 20202 was 21.38%3 ; The Fund’s net asset value (NAV) per share at August 31, 2020 was $32.80. Over the past 10 months the Fund’s return exceeded the return of both of its benchmarks, the Standard & Poor’s 500 Total Return Index (S&P 500) (17.16%) and the Standard & Poor’s 500 Total Return Value Index (-2.86%)

Stocks’ recovery from their March lows has been remarkable for its speed and magnitude. Despite continuing economic struggles related to the COVID-19 pandemic, the S&P 500 ended August with a year-to-date gain of 9.7%, a rise of more than 50% from its low point on March 23 and notched a new all-time high on September 2.

The stock market’s performance in recent months is all the more impressive given the current state of the economy and corporate profits. After a 5% decline in the first quarter, U.S. GDP declined at a staggering annual rate of 31.4% in the second quarter, which captured more of the economic damage from coronavirus-related lockdowns.4 Similarly, corporate earnings plunged 15% in the first quarter and 31.6% in the second.5

After dipping in the spring, COVID-19 cases surged early in the summer, particularly in states that had moved quickly to reopen their economies. That surge appears to have abated, but new cases and deaths remain higher than they were in early June. Aggressive action by the Fed and Congress has been critical to supporting the markets and mitigating the economic impact of the coronavirus pandemic, and there are signs the economy is improving.

After peaking at 14.7% in April, unemployment declined to 7.9% in September, and consumer spending, although showing some signs of weakness in August, has remained strong. The spread of COVID-19 and its impact on economic activity also continues to be the primary issue facing markets outside the United States. The European Central Bank and other central banks and governments around the world have acted to support their economies and markets, and we expect they will continue to do so. However, until all countries around the world can control the disease, global economic growth will not recover.

[1]

The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.

[2]	Effective in August 2020, the Fund’s fiscal year-end was changed from October 31 to August 31.
[3]

Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.

[4]	Bureau of Economic Analysis, Gross Domestic Product, 1st Quarter, 2020 (Third Estimate), June 25, 2020; Gross Domestic Product, 2nd Quarter 2020 (Third Estimate), September 30, 2020.
[5]	FactSet Earnings Insight, October 2, 2020.

1

Investors have largely shrugged off the bad news, and the S&P 500 now trades at a multiple of approximately 21.6 times projected earnings for the next 12 months, higher than its historical average.6 Extremely low interest rates justify a premium to historical earnings multiples, and we also view today’s higher price/earnings ratio as less troublesome than it might otherwise be, since we expect the downturn in earnings to be temporary.

In our view, economic data and corporate earnings will likely be weak over the coming quarters. Much uncertainty remains regarding the economic outlook, including the reopening of schools this fall that is a prerequisite for many workers to return to their jobs, the potential for a second wave of the virus, and whether our political leaders will provide another round of relief to workers, households, and small businesses still suffering from jobs losses and business disruptions. While we expect conditions to continue to improve, results will still likely lag significantly behind the pre-pandemic course.

Our near- to intermediate-term market outlook is also muted, particularly after the market’s rapid recovery. Over the long term, however, we remain optimistic that there will be a vaccine to prevent COVID-19, economies around the world will resume their expansion, corporate earnings will rise, and stocks will follow.

Portfolio Review

The attached Schedule of Investments identifies the Fund’s investments and their market value as of August 31, 2020.

The Fund’s long-term holdings in technology giants Apple and Microsoft and home improvement retailer Lowe’s were the largest positive contributors to the Fund’s performance over the past ten months. Recent quarterly results continue to show the resilience of their businesses in the face of the pandemic.

Apple’s June quarter numbers were outstanding across the board and are reflected in the stock’s recent performance. Earnings per share came in roughly 25% ahead of estimates, and sales rose 11%, also well ahead of estimates. Hardware sales were particularly strong as the work from home theme drove higher iPad and Mac revenue, and store re-openings, combined with a new, lower priced iPhone SE, sent iPhone revenue higher. Growth in Wearables (17%) and Services (15%) continued and contributed to Apple’s results in the quarter.

Microsoft posted a strong finish to its 2020 fiscal year, which ended in June. Revenue of $38 billion was up 13% year-over-year and beat estimates by 4%, while earnings per share came in at $1.46, $0.09 ahead of estimates and up nearly 6% year over year. Solid performance from Microsoft’s commercial business and Azure platform again led the way.

Deemed an essential retailer, meaning its stores remained open throughout the lockdowns, Lowe’s has reaped the benefits as many homebound consumers turned their attention to home improvement projects. Lowe’s followed up strong April quarter results with an even stronger showing in its July quarter. Lowe’s revenue surged 30%, same-store sales grew 34.2%, and adjusted earnings per share jumped 74%, all well ahead of estimates.

[6]	FactSet Earnings Insight, October 2, 2020.

2

Partially offsetting these positive contributions were weak performances from three stocks that we eliminated from the Fund’s portfolio: Boeing, Delta Airlines, and Booking Holdings, the fortunes of which are closely tied to the travel and leisure sector. As the scope of the pandemic became evident, driving what we believe is likely to be a protracted downturn for travel-related companies, we decided to sell the Fund’s holdings most exposed to this sector. Although Boeing detracted from the Fund’s performance over the ten months, over the long term it generated a solid gain for the Fund; Booking Holdings and Delta were both sold at a loss.

In addition to the sales of Boeing, Delta Airlines, and Booking Holdings we made several other changes to the Fund’s portfolio over the past ten months. We realized modest gains on sales of the Fund’s positions in General Motors and Eastman Chemical, and modest losses on sales of the Fund’s positions in two exchange traded funds (ETFs), the iShares MSCI EAFE Small Cap ETF and the iShares MSCI Eurozone ETF. We also trimmed the Fund’s positions in its two largest holdings, Microsoft and Apple. These stocks have produced strong returns for the Fund, and we expect them to continue to do so, but we chose to reduce them in order to make room for new holdings and to better diversify the Fund’s portfolio.

Proceeds from these sales were used to add new holdings Amazon, Johnson Controls, General Dynamics, and Merck, and to add to existing positions in several others including Facebook, Alibaba, CVS, Applied Materials, and Bristol-Myers.

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund’s NAV online at any time by typing the Fund’s ticker symbol into most stock quotation services. Best wishes for a relaxing, safe, and healthy fall – and please do not hesitate to contact us if you have any questions regarding your investment in the Fund.

Sincerely,

Thomas P. Meehan	Paul P. Meehan

R. Jordan Smyth, Jr.
Portfolio Managers, Meehan Focus Fund

3

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-884-5968.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.meehanmutualfunds.com or call 1-866-884-5968 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Meehan Focus Fund is distributed by Ultimus Fund Distributors, LLC.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2020, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

4

MEEHAN FOCUS FUND
PERFORMANCE INFORMATION
August 31, 2020 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in the
Meehan Focus Fund vs. the S&P 500® Total Return Index*
and S&P 500® Value Index*

Average Annual Total Returns (For Periods Ended August 31, 2020)
	10 Months (Not Annualized)	1 Year	5 Years	10 Years
Meehan Focus Fund (a)	21.38%	28.01%	12.24%	12.33%
S&P 500® Total Return Index	17.16%	21.94%	14.46%	15.16%
S&P 500® Value Index	(2.86%)	3.44%	8.75%	11.45%

*

The above graph depicts the performance of the Fund versus the S&P 500® Total Return Index and the S&P 500® Value Index. It is important to note that the Fund is a professionally managed mutual fund; the S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the S&P 500® Value Index measure value stocks using three factors: the ratios of book value, earnings, and sales to price. Constitutents are drawn from the S&P 500® Total Return Index. An index is not an investment product available for purchase. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike the Fund’s returns, do not reflect any fees or expenses.

(a)

Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please contact (866) 884-5968. As disclosed in the Fund’s February 28, 2020 prospectus, the Fund’s total annual operating expenses are 1.01%.

5

MEEHAN FOCUS FUND
PORTFOLIO INFORMATION
August 31, 2020 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	12.7%
Apple, Inc.	12.1%
Lowe’s Companies, Inc.	9.5%
Alphabet, Inc. - Classes A and C	6.8%
Berkshire Hathaway, Inc. - Class B	6.6%
United Rentals, Inc.	4.1%
Amazon.com, Inc.	3.7%
CVS Health Corporation	3.4%
Visa, Inc. - Class A	3.2%
PNC Financial Services Group, Inc. (The)	3.1%

6

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS August 31, 2020
COMMON STOCKS — 98.0%	Shares	Value
Communications — 11.7%
Entertainment Content — 2.0%
Walt Disney Company (The)	12,150	$1,602,220

Internet Media & Services — 9.7%
Alphabet, Inc. - Class A (a)	1,495	2,436,148
Alphabet, Inc. - Class C (a)	1,868	3,052,648
Facebook, Inc. - Class A (a)	7,790	2,284,028
		7,772,824
Consumer Discretionary — 19.4%
E-Commerce Discretionary — 5.7%
Alibaba Group Holding Ltd. - ADR (a)	5,750	1,650,422
Amazon.com, Inc. (a)	855	2,950,571
		4,600,993
Home Construction — 3.0%
Lennar Corporation - Class A	31,900	2,386,758

Retail - Discretionary — 10.7%
Lowe’s Companies, Inc.	46,500	7,658,085
Williams-Sonoma, Inc.	10,730	941,665
		8,599,750
Consumer Staples — 1.9%
Food — 1.9%
Kellogg Company	10,000	709,100
Nestlé S.A. - ADR	6,970	839,223
		1,548,323
Financials — 13.7%
Asset Management — 1.8%
BlackRock, Inc.	2,490	1,479,533

Banking — 5.3%
Bank of America Corporation	70,000	1,801,800
PNC Financial Services Group, Inc. (The)	22,310	2,480,872
		4,282,672
Insurance — 6.6%
Berkshire Hathaway, Inc. - Class B (a)	24,150	5,265,666

7

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.0% (Continued)	Shares	Value
Health Care — 10.4%
Biotech & Pharma — 4.6%
Bristol-Myers Squibb Company	18,130	$1,127,686
Merck & Company, Inc.	10,000	852,700
Novartis AG - ADR	20,420	1,757,345
		3,737,731
Health Care Facilities & Services — 3.4%
CVS Health Corporation	44,000	2,733,280

Medical Equipment & Devices — 2.4%
Medtronic plc	17,850	1,918,340

Industrials — 7.4%
Aerospace & Defense — 0.3%
General Dynamics Corporation	1,500	224,025

Diversified Industrials — 1.5%
3M Company	7,470	1,217,760

Electrical Equipment — 1.5%
Johnson Controls International plc	30,000	1,221,900

Industrial Support Services — 4.1%
United Rentals, Inc. (a)	18,625	3,297,556

Technology — 33.5%
Semiconductors — 5.5%
Applied Materials, Inc.	35,365	2,178,484
Broadcom, Inc.	6,575	2,282,511
		4,460,995
Software — 12.7%
Microsoft Corporation	45,200	10,193,956

Technology Hardware — 12.1%
Apple, Inc.	75,660	9,763,166

Technology Services — 3.2%
Visa, Inc. - Class A	12,150	2,575,679

Total Common Stocks (Cost $32,039,807)		$78,883,127

8

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 1.0%	Shares	Value
iShares Core MSCI Pacific ETF (Cost $788,522)	14,690	$823,815

MONEY MARKET FUNDS — 1.0%	Shares	Value
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 0.03% (b) (Cost $832,159)	832,159	$832,159

Investments at Value — 100.0% (Cost $33,660,488)		$80,539,101

Liabilities in Excess of Other Assets — (0.0%) (c)		(810)

Net Assets — 100.0%		$80,538,291

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of August 31, 2020.
(c)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

9

MEEHAN FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2020
ASSETS
Investments in securities:
At cost	$33,660,488
At value (Note 2)	$80,539,101
Dividends receivable	57,805
Other assets	7,480
TOTAL ASSETS	80,604,386

LIABILITIES
Payable for capital shares redeemed	2,000
Payable to Adviser (Note 4)	45,346
Payable to administrator (Note 4)	12,196
Other accrued expenses	6,553
TOTAL LIABILITIES	66,095

NET ASSETS	$80,538,291

NET ASSETS CONSIST OF:
Paid-in capital	$33,024,211
Accumulated earnings	47,514,080
NET ASSETS	$80,538,291

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,455,620

Net asset value, offering price and redemption price per share (a) (Note 2)	$32.80

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held.

See accompanying notes to financial statements.

10

MEEHAN FOCUS FUND STATEMENTS OF OPERATIONS
	Ten Months Ended August 31, 2020(a)	Year Ended October 31, 2019
INVESTMENT INCOME
Dividend income	$918,977	$1,142,743
Foreign withholding taxes on dividends	(13,041)	(20,554)
TOTAL INVESTMENT INCOME	905,936	1,122,189

EXPENSES
Investment advisory fees (Note 4)	458,532	506,782
Administration fees (Note 4)	57,444	63,315
Fund accounting fees (Note 4)	30,744	36,332
Legal fees	19,989	24,972
Audit and tax services fees	18,000	16,000
Transfer agent fees (Note 4)	15,000	18,000
Trustees’ fees and expenses (Note 4)	15,553	17,110
Compliance fees and expenses (Note 4)	10,000	12,461
Registration and filing fees	10,063	10,885
Custody and bank service fees	7,227	8,061
Printing of shareholder reports	6,381	4,771
Postage and supplies	3,410	6,406
Insurance expense	3,577	3,769
Other expenses	11,441	9,942
TOTAL EXPENSES	667,361	738,806
Less fee reductions by the Adviser (Note 4)	(94,196)	(105,329)
NET EXPENSES	573,165	633,477

NET INVESTMENT INCOME	332,771	488,712

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
Investments	379,274	2,006,403
Foreign currency transactions	—	(30)
Net realized gains from in-kind redemptions (Note 2)	—	2,033,739
Net change in unrealized appreciation (depreciation) on investments	13,541,956	4,396,890
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	13,921,230	8,437,002

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,254,001	$8,925,714

(a)	Fund changed fiscal year to August 31.

See accompanying notes to financial statements.

11

MEEHAN FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Ten Months Ended August 31, 2020(a)	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS
Net investment income	$332,771	$488,712	$367,238
Net realized gains (losses) from:
Investments	379,274	2,006,403	1,233,281
Foreign currency transactions	—	(30)	—
Net realized gains from in-kind redemptions (Note 2)	—	2,033,739	—
Net change in unrealized appreciation (depreciation) on investments	13,541,956	4,396,890	1,038,701
Net increase in net assets resulting from operations	14,254,001	8,925,714	2,639,220

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,495,082)	(1,565,477)	(377,677)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,035,547	665,329	1,408,143
Net asset value of shares issued in reinvestment of distributions to shareholders	2,473,247	1,551,512	372,854
Payments for shares redeemed	(2,295,828)	(7,829,046)	(1,966,718)
Net increase (decrease) in net assets from capital share transactions	1,212,966	(5,612,205)	(185,721)

TOTAL INCREASE IN NET ASSETS	12,971,885	1,748,032	2,075,822

NET ASSETS
Beginning of period	67,566,406	65,818,374	63,742,552
End of period	$80,538,291	$67,566,406	$65,818,374

CAPITAL SHARE ACTIVITY
Shares sold	40,626	26,047	54,733
Shares reinvested	84,555	68,864	14,767
Shares redeemed	(84,647)	(314,096)	(77,134)
Net increase (decrease) in shares outstanding	40,534	(219,185)	(7,634)
Shares outstanding at beginning of period	2,415,086	2,634,271	2,641,905
Shares outstanding at end of period	2,455,620	2,415,086	2,634,271

(a)	Fund changed fiscal year to August 31.

See accompanying notes to financial statements.

12

MEEHAN FOCUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Ten Months Ended August 31, 2020(a)		Year Ended Oct. 31, 2019		Year Ended Oct. 31, 2018		Year Ended Oct. 31, 2017		Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015
Net asset value at beginning of period	$27.98		$24.99		$24.13		$19.42		$21.07	$21.43

Income (loss) from investment operations:
Net investment income	0.14		0.21		0.14		0.15		0.28	0.17
Net realized and unrealized gains (losses) on investments and foreign currencies	5.71		3.42		0.86		4.64		(1.30)	(0.26)
Total from investment operations	5.85		3.63		1.00		4.79		(1.02)	(0.09)

Less distributions:
From net investment income	(0.20)		(0.15)		(0.14)		(0.06)		(0.28)	(0.18)
From net realized gains from investment transactions	(0.83)		(0.49)		—		(0.02)		(0.35)	(0.09)
Total distributions	(1.03)		(0.64)		(0.14)		(0.08)		(0.63)	(0.27)

Net asset value at end of period	$32.80		$27.98		$24.99		$24.13		$19.42	$21.07

Total return (b)	21.38	%(c)	15.16%		4.15%		24.72%		(4.86%)	(0.43%)

Net assets at end of period (000’s)	$80,538		$67,566		$65,818		$63,743		$52,654	$56,712

Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	1.16	%(e)	1.17%		1.12%		1.00%		1.00%	1.00%

Ratio of net expenses to average net assets (d)	1.00	%(e)(f)	1.00	%(f)	1.00	%(f)	1.00	%(f)	1.00%	1.00%

Ratio of net investment income to average net assets	0.58	%(e)(f)	0.77	%(f)	0.54	%(f)	0.69	%(f)	1.44%	0.81%

Portfolio turnover rate	16	%(c)	20%		20%		10%		44%	23%

(a)	Fund changed fiscal year to August 31.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(c)	Not annualized.
(d)	The ratio excludes the impact of expenses of the registered investment companies and exchange-traded funds in which the Fund may invest.
(e)	Annualized.
(f)	Ratio was determined after investment advisory fee reductions (Note 4).
See accompanying notes to financial statements.

13

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2020

1. Organization

Meehan Focus Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on October 23, 2017. It was formerly a series of Meehan Mutual Funds, Inc. The Fund changed its fiscal year end from October 31 to August 31 effective with these financial statements.

The Fund’s investment objective is to seek long-term growth of capital.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principals generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing mean price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last mean price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted mean price. Investments representing shares of money market funds and other open-end investment companies, except for ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

14

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the Fund’s investments as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$78,883,127	$—	$—	$78,883,127
Exhange-Traded Funds	823,815	—	—	823,815
Money Market Funds	832,159	—	—	832,159
Total	$80,539,101	$—	$—	$80,539,101

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the ten months ended August 31, 2020.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

15

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 7 calendar days of the date of purchase. No redemption fees were collected by the Fund during the periods ended August 31, 2020, October 31, 2019 and October 31, 2018.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the periods ended August 31, 2020, October 31, 2019 and October 31, 2018 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
August 31, 2020	$488,556	$2,006,526	$2,495,082
October 31, 2019	$367,617	$1,197,860	$1,565,477
October 31, 2018	$377,677	$—	$377,677

16

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2020:

Tax cost of portfolio investments	$33,660,488
Gross unrealized appreciation	$46,962,537
Gross unrealized depreciation	(83,924)
Net unrealized appreciation	46,878,613
Undistributed ordinary income	256,398
Undistributed long-term capital gains	379,069
Accumulated earnings	$47,514,080

During the year ended October 31, 2019, a principal of the Adviser and an affiliated trust took delivery of securities from the Fund, rather than cash, in exchange for the redemption of shares. The total fair value of these in-kind redemptions was $4,503,148 for 183,656 shares of the Fund. The Fund realized $2,033,739 of net capital gains resulting from the in-kind redemptions. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund had reclassified this amount against paid-in capital on the Statement of Assets and Liabilities as of October 31, 2019. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns

17

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the ten months ended August 31, 2020, the Fund did not incur any interest or penalties.

3. Investment Transactions

During the ten months ended August 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $11,703,618 and $10,918,757, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edgemoor Investment Advisors, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.80% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until March 1, 2021, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses, such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.00% of the Fund’s average daily net assets. Accordingly, during the ten months ended August 31, 2020 and the year ended October 31, 2019, the Adviser reduced its advisory fees in the amount of $94,196 and $105,329, respectively.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the

18

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2020, the Adviser may seek recoupment of investment advisory fee reductions totaling $282,947 no later than the dates listed below:

October 31, 2020	$957
October 31, 2021	82,465
October 31, 2022	105,329
August 31, 2023	94,196
Total	$282,947

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

19

MEEHAN FOCUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Non-Diversification Risk

The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of August 31, 2020, the Fund had 33.5% of the value of its net assets invested in stocks within the Technology sector.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

20

MEEHAN FOCUS FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Meehan Focus Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Focus Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2020, the related statements of operations for the ten month period ended August 31, 2020 and for the year ended October 31, 2019, the statements of changes in net assets for the ten month period ended August 31, 2020 and the years ended October 31, 2019 and October 31, 2018, including the related notes, and the financial highlights for each of the six periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2020

21

MEEHAN FOCUS FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2020) and held until the end of the period (August 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Fund held for less than 7 calendar days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

22

MEEHAN FOCUS FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period *
Based on Actual Fund Return	$ 1,000.00	$ 1,244.80	$ 5.64
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.11	$ 5.08

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

23

MEEHAN FOCUS FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-866-884-5968. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the ten months ended August 31, 2020, the Fund designated $2,006,526 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the ten months ended August 31, 2020, 100% of ordinary income dividends qualified for the corporate dividends received deduction.

24

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	Interested Trustee of Capitol Series Trust (14 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	17	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	17	None

25

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present)	17	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	17	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

26

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present) and Trustee (2020 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC

27

MEEHAN FOCUS FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer and CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-866-884-5968.

28

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,000 and $52,500 with respect to the registrant’s fiscal years ended August 31, 2020 and August 31, 2019, respectively.

(b)	Audit-Related Fees. No fees were billed in the first fiscal period for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000 and $13,000 with respect to the registrant’s fiscal years ended August 31, 2020, and August 31, 2019, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the first fiscal period for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended August 31, 2020 and August 31, 2019, aggregate non-audit fees of $10,000 and $13,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	November 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	November 3, 2020

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	November 3, 2020

* Print the name and title of each signing officer under his or her signature.